EXHIBIT 32.2

                  CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350


The undersigned, Roger S. Huntington, Chief Financial Officer of SurgiCare, Inc., a Delaware corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, hereby certifies that:

(1) the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 13, 2004

                                                By:  /s/ Roger S. Huntington
                                                ------------------------------
                                                     Roger S. Huntington,
                                                     Chief Accounting Officer



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